EXHIBIT 32.1

            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Circle Group Holdings, Inc. on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Gregory J. Halpern, Chief Executive Officer of the Circle Group Holdings, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Annual Report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Circle Group Holdings, Inc.


Dated:  March 1, 2004                      /s/ GREGORY J. HALPERN
                                           ------------------------------------
                                           Gregory J. Halpern
                                           Chairman of the Board, President and
                                           Chief Executive Officer
                                           (Principal Executive Officer)